Exhibit 10.1

Execution Version

March 27, 2025

LDRV Holdings Corp., as Borrower Representative

4042 Park Oaks Blvd., Suite 350

Tampa, Florida 33610

Attention: Jeff Needles, Chief Financial Officer

Re: Limited Waiver and Consent with Respect to Credit Agreement

Ladies and Gentlemen:

Reference is made to that certain Second Amended and Restated Credit Agreement, dated as of February 21, 2023 (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”), by and among LDRV Holdings Corp., a Delaware corporation (the “Borrower Representative”), each of the other Loan Parties party thereto, the lenders from time to time party thereto (each, a “Lender” and collectively, the “Lenders”), and Manufacturers and Traders Trust Company, a New York banking corporation, as Administrative Agent, Swingline Lender and Issuing Bank. Capitalized terms used in this letter agreement (this “Agreement”) and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

1. Preliminary Statements

Pursuant to Section 5.26 of the Credit Agreement, all of the Camping World Asset Sales are required to be consummated on or before March 31, 2025. The Borrowers anticipate that the Camping World Asset Sales with respect to the Facilities located in Council Bluffs, Iowa and Portland, Oregon (together, the “Designated Closings”) will not be consummated (whether before, on or after March 31, 2025).

Pursuant to Section 5.05 of the Credit Agreement, the Loan Parties are not required to pay the Construction Past-Due Payables until March 31, 2025 (the “Construction Payables Covenant Exception”). The Borrowers have negotiated extended payment terms with respect to the Construction Past-Due Payables owed to M2 Steel Systems, LLC and T&J Construction, LLC (the “Specified Payables”).

Pursuant to Section 5.09.3 of the Credit Agreement, the Borrower Representative shall submit to the Administrative Agent certain financial statements of Pubco Guarantor and its Subsidiaries as of the end of each Fiscal Year and with respect thereto, accompanied by an audit opinion thereon which shall not be subject to any “going concern” or like qualification or exception (a “Going Concern Qualification”). The Borrower Representative anticipates that the audit opinion that is delivered together with the financial statements of Pubco Guarantor and its Subsidiaries as of the end of the 2024 Fiscal Year and with respect thereto (the “2024 Audit Opinion”) may include a Going Concern Qualification.

The Borrowers have requested that the Required Lenders (i) waive the requirement under the Credit Agreement that Camping World Asset Sales with respect to the Designated Closings shall be consummated (whether before, on or after March 31, 2025), (ii) consent to the extension of the deadline set forth in the Construction Payables Covenant Exception solely with respect to Specified Payables and (iii) consent to the delivery by the Borrower Representative of the 2024 Audit Opinion with a Going Concern Qualification, and the Required Lenders have agreed to grant such waiver and consents on the terms and conditions contained herein.

2. Limited Waiver and Consent

Subject to the satisfaction of the conditions set forth in Section 5 hereof, the Required Lenders hereby (i) waive the requirement under the Credit Agreement that the Camping World Asset Sales with respect to the Designated Closings shall be consummated (whether before, on or after March 31, 2025), (ii) consent to the extension of the deadline in the Construction Payables Covenant Exception solely with respect to the Specified Payables to September 30, 2025 and (iii) consent to the delivery by the Borrower Representative of the 2024 Audit Opinion with a Going Concern Qualification.

3. Floor Plan Loan Commitment Reduction

Notwithstanding anything to the contrary in the Credit Agreement, effective from and after the date hereof, the aggregate Floor Plan Loan Commitments of all of the Lenders and the Floor Plan Line of Credit Dollar Cap shall be permanently reduced to $265,000,000, as such amounts may be decreased from time to time in accordance with the provisions of the Credit Agreement. The Loan Parties agree to negotiate mutually agreeable further reductions to the Floor Plan Loan Commitments and the Floor Plan Line of Credit Dollar Cap with the Administrative Agent in connection with any Transaction (as defined below).

4. Covenants

In addition to and without limitation of the covenants contained in the Credit Documents, the Loan Parties hereby covenant and agree that they shall perform, observe and comply with each of the following covenants:

i.	Financial Advisor. Notwithstanding anything to the contrary in the Credit Agreement, the Loan Parties shall continue to retain CR3 Partners as the Loan Parties’ financial advisor, with a scope of work and duties consistent with the CR3 Engagement Agreement, until such time as mutually agreed between the Loan Parties and the Administrative Agent. During such time, the Loan Parties shall continue to comply in all respects with the covenants set forth in Section 5.23.2 of the Credit Agreement with respect to such engagement. Without limitation of the foregoing, the Loan Parties shall cause CR3 Partners to assist the Loan Parties in the preparation of the Business Plan (as defined below) and to cooperate in good faith to implement recommendations reasonably made by CR3 Partners in connection therewith that are acceptable to the Loan Parties and the Administrative Agent.

ii.	Transaction Covenants. The Loan Parties have retained Stifel, Nicolaus & Company (the “Investment Banker”) for the purpose of marketing and advising on the Loan Parties’ efforts to raise new capital through one or more asset sales and/or debt or equity capital raises, in each case on terms acceptable to the Administrative Agent and the Lenders (each, a “Transaction”). Until such time as mutually agreed between the Loan Parties and the Administrative Agent, the Loan Parties shall (i) provide the Administrative Agent with copies of (x) all bona fide written letters of intent, term sheets, commitment letters and/or similar indications of interest (“IOIs”), in each case, received from prospective bidders and financing sources in connection with any Transaction promptly, and in any case within two business days, after receipt thereof, (y) all material draft definitive documents in connection with any Transaction and (z) all investor presentations, confidential information memorandum, financial projections and other written materials prepared by the Investment Banker and/or the Loan Parties in connection with any Transaction, (ii) cause their management and advisors (including the Investment Banker) to provide weekly written updates and participate in weekly conference calls with the Lenders and their professionals to discuss updates regarding the financial status and assets and liabilities of the Loan Parties, the Transactions and any other matters reasonably requested by the Lenders and (iii) present all IOIs in connection with any Transaction to the Board of Directors of Pubco Guarantor or any transaction or financing committee thereof for consideration.

iii.	Business Plan. On or before April 30, 2025, the Loan Parties shall deliver to the Administrative Agent an updated three (3) year business plan (projected on a monthly basis for year 1 and a quarterly basis for years 2 and 3, each with store-by-store detail) with input from CR3 Partners (the “Business Plan”), in form satisfactory to the Administrative Agent.

2

The failure of the Loan Parties to comply with the covenants set forth in this Section 4 hereof shall constitute an immediate Event of Default under the Credit Agreement, without further action or notice by or any behalf of the Administrative Agent, the Lenders or any other Person.

5. Conditions Precedent

This Agreement shall become effective upon:

i.	the Administrative Agent’s receipt of (i) an executed copy of this Agreement, duly executed by the Loan Parties and the Required Lenders, and (ii) copies of all IOIs for any Transactions received by the Loan Parties prior to the date hereof; and

ii.	The Borrowers’ payment of all outstanding reasonable out-of-pocket expenses of the Administrative Agent (including the reasonable and invoiced fees and expenses of Morgan, Lewis & Bockius LLP and FTI Consulting, Inc.) that have been presented to the Borrowers for payment prior to the date of this Agreement.

6. Miscellaneous

This Agreement may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by electronic transmission will be effective as delivery of a manually executed counterpart thereof.

The Loan Parties hereby certify to the Administrative Agent and the Lenders that (i) as of the date hereof, no Default or Event of Default has occurred and is existing under the Credit Agreement or any other Credit Document and (ii) each of the representations and warranties made by any Loan Party in the Credit Documents is true and correct in all material respects on the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (iii) except as expressly modified by this Agreement, each Loan Party acknowledges, ratifies, reaffirms, and agrees that each of the Credit Documents are and will remain in full force and effect and binding on the Loan Parties and are enforceable in accordance with their respective terms and applicable law.

The Loan Parties acknowledge that this Agreement applies only to the terms and provisions of the Credit Documents referenced above and shall not be construed to be a consent in connection with, or a waiver or amendment of, any of the other terms and conditions of the Credit Agreement or any of the other Credit Documents. Any references contained in the Credit Agreement or any other Credit Document to the “Credit Agreement” shall be deemed to refer to the Credit Agreement, as modified hereby and as further amended, restated or otherwise modified after the date hereof.

The agreements contained herein shall not be construed as a consent, waiver or extension of any future violation of the above-referenced provisions or any of the other terms and conditions of the Credit Agreement or any other Credit Documents nor shall the Loan Parties, by receipt of this Agreement, expect that any consent, waiver, forbearance or extension will be given in the future. This Agreement shall be deemed to be a “Credit Document” as such term is defined in the Credit Agreement.

In consideration of the agreements of Administrative Agent and the Lenders contained in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each of the Loan Parties (collectively, the “Releasors”), on behalf of itself and its successors, assigns, and other legal representatives, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Administrative Agent and each Lender, each of their successors and assigns, each of their respective affiliates, and their respective affiliates’ present and former shareholders, members, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (the Administrative Agent, Lenders and all such other Persons being hereinafter referred to collectively as the “Releasees,” and individually as a “Releasee”), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually a “Claim” and collectively, “Claims”) of every name and nature, either known or unknown, both at law and in equity, which Releasors, or any of them, or any of their successors, assigns or other legal representatives may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the date hereof, including, without limitation, for or on the account of, or in relation to, or in any way in connection with the Credit Agreement, or any of the other Credit Documents or transactions thereunder or related thereto.

Sections 10.19, 10.20, 10.21, 10.22 and 10.23 of the Credit Agreement apply to this Agreement, mutatis mutandis.

[Signatures continued on following pages]

3

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

Very truly yours,

MANUFACTURERS AND TRADERS TRUST COMPANY,
as Administrative Agent and a Lender

By:	/s/ Shane Mitzner
Name:	Shane Mitzner
Title:	Senior Vice President

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

WELLS FARGO COMMERCIAL DISTRIBUTION FINANCE, LLC,
as a Lender

By:	/s/ Scott M. Johnstone
Name:	Scott M. Johnstone
Title:	Executive Director

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

ROCKLAND TRUST COMPANY,
as a Lender

By:	/s/ Robert Clement
Name:	Robert Clement
Title:	Vice President

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

BMO BANK N.A. (AS SUCCESSOR IN INTEREST TO BANK OF THE WEST),
as a Lender

By:	/s/ Brian M. Hankes
Name:	Brian M. Hankes
Title:	Vice President

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

FLAGSTAR BANK N.A., ASSIGNEE OF FLAGSTAR SPECIALTY FINANCE COMPANY, LLC (AS SUCCESSOR IN INTEREST TO NYCB SPECALITY FIANACE COMPANY, LLC)
as a Lender

By:	/s/ Robert L. Marsh
Name:	Robert L. Marsh
Title:	Senior Vice President

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

THE HUNTINGTON NATIONAL BANK,
as a Lender

By:	/s/ David Paoni
Name:	David Paoni
Title:	Senior Vice President

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

Acknowledged and Agreed:

LDRV HOLDINGS CORP.

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Interim Chief Executive Officer

LAZYDAYS RV AMERICA, LLC
LAZYDAYS RV DISCOUNT, LLC
LAZYDAYS MILE HI RV, LLC
LAZYDAYS OF MINNEAPOLIS LLC
LDRV OF TENNESSEE LLC
LDRV OF NASHVILLE, LLC
LAZYDAYS RV OF CHICAGOLAND, LLC
LAZYDAYS OF CENTRAL FLORIDA, LLC
LONE STAR DIVERSIFIED, LLC
LAZYDAYS RV OF PHOENIX, LLC
LAZYDAYS RV OF ELKHART, LLC
LAZYDAYS RV OF OREGON, LLC
LAZYDAYS RV OF WISCONSIN, LLC
LAZYDAYS RV OF IOWA, LLC
LAZYDAYS RV OF OKLAHOMA, LLC
LD OF LAS VEGAS, LLC
LAZYDAYS RV OF KNOXVILLE, LLC
LAZYDAYS RV OF WILMINGTON, LLC
LAZYDAYS RV OF LONGMONT, LLC
LDL OF FORT PIERCE, LLC
LAZYDAYS RV OF ST. GEORGE, LLC
LAZYDAYS RV OF SURPRISE, LLC

By:	LDRV Holdings Corp.,
its Manager

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title	Interim Chief Executive Officer

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE

GUARANTORS:

LAZYDAYS HOLDINGS, INC.
LAZY DAYS’ R.V. CENTER, INC.

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Interim Chief Executive Officer

LAZYDAYS RV OF MARYVILLE, LLC
LAZYDAYS RV OF RENO, LLC
LAZYDAYS SUPPORT SERVICES, LLC

By:	/s/ Ronald K. Fleming
Name:	Ronald K. Fleming
Title:	Interim Chief Executive Officer

M&T / LAZYDAYS LIMITED WAIVER AND CONSENT

SIGNATURE PAGE